UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2025

TD SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California
(Address of principal executive offices)

94538
(Zip Code)

(510) 668-3400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting of Stockholders of TD SYNNEX Corporation (the “Company”) held on April 2, 2025, the stockholders approved amendments to the Company’s Restated Certificate of Incorporation, as amended, regarding the removal of supermajority voting requirements, removal of obsolete provisions, and limitation of liability of certain officers. On April 7, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended (“Charter Amendment”) to adopt such amendments, which became effective upon filing. The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached as Exhibit 3(i) to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As described above, the Company held its Annual Meeting of Stockholders on April 2, 2025, at which the following occurred:

Proposal 1: Election of ten directors to hold office until the 2026 Annual Meeting of Stockholders:

ELECTION OF DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Ann Vezina	75,327,732	580,274	2,788,212
Patrick Zammit	75,735,395	172,613	2,788,210
Kathleen Crusco	75,716,891	191,115	2,788,212
Ting Herh	72,037,994	3,870,011	2,788,213
Richard Hume	75,674,895	233,112	2,788,211
Kenneth Lamneck	75,727,809	180,198	2,788,211
Nayaki Nayyar	69,615,250	6,292,755	2,788,213
Dennis Polk	74,312,844	1,595,163	2,788,211
Claude Pumilia	75,465,704	442,303	2,788,211
Merline Saintil	71,955,220	3,952,784	2,788,214

Proposal 2: The advisory vote to approve the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
65,319,389	10,399,952	188,662	2,788,215

Proposal 3: The vote to ratify the selection of KPMG LLP as the Company’s independent registered public accountants by the Audit Committee of the Board of Directors of the Company (the “Board of Directors”) was as follows:

FOR	AGAINST	ABSTAIN
77,737,327	628,698	330,193

Proposal 4: The vote to adopt the amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate the supermajority voting requirements was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
75,004,803	793,233	109,969	2,788,213

Proposal 5: The vote to adopt the amendment to the Company’s Restated Certificate of Incorporation, as amended, to remove obsolete provisions was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
75,130,145	716,545	123,710	2,725,818

Proposal 6: The vote to adopt the amendment to the Company’s Restated Certificate of Incorporation, as amended, to limit the liability of certain officers of the Company was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
64,735,076	11,000,734	172,193	2,788,215

Proposal 7: The vote to approve the Board of Directors’ proposal to create a stockholder right to call a special meeting of stockholders was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
65,709,376	5,894,856	4,303,777	2,788,209

Proposal 8: The vote on a stockholder proposal regarding shareholder ability to call for a special shareholder meeting was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,991,518	49,703,189	213,293	2,788,218

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

3(i)	Certificate of Amendment to Restated Certificate of Incorporation of TD SYNNEX Corporation, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2025	TD SYNNEX CORPORATION

	By:	/s/ David Vetter
David Vetter
Chief Legal Officer and Corporate Secretary